Prospectus Supplement dated November 30, 2009
The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C, Y and Investor Class shares of the Fund listed below:
AIM Utilities Fund
Effective December 1, 2009, the following information replaces in its entirety the information appearing under the heading “Performance Information — Performance Table” on page 2 of the prospectus:
"PERFORMANCE TABLE
The following performance table compares the fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The fund’s performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.
Average Annual Total Returns1

				Since	Inception
(for the periods ended December 31, 2008)	1 Year	5 Years	10 Years	Inception[2]	Date

Class A					03/28/02
Return Before Taxes	(36.26)%	6.98%	—	4.70%
Class B					03/28/02
Return Before Taxes	(36.39)	7.10	—	4.81
Class C					02/14/00
Return Before Taxes	(33.73)	7.40	—	(2.75)
Class Y3					06/02/86 [3]
Return Before Taxes	(32.56)	8.22	1.12%	—
Investor Class					06/02/86
Return Before Taxes	(32.60)	8.20	1.12	—
Return After Taxes on Distributions	(32.83)	7.85	0.43	—
Return After Taxes on Distributions and Sale of Fund Shares	(20.79)	7.14	0.74	—

S&P 500® Index[4]	(36.99)	(2.19)	(1.38)	—
S&P 500 Utilities Index[4,5]	(28.98)	8.29	2.72	—
Lipper Utility Funds Index[4,6]	(32.54)	7.41	2.77	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class only and after-tax returns for Class A, B, C and Y will vary.

1	The fund’s return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future.

[2]	Since inception performance is only provided for a class with less than ten calendar years of performance.

[3]	The returns shown for these periods are the returns of the actual performance for the fund’s Class Y shares since inception blended with the historical performance of the fund’s Investor Class shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Investor Class shares. The inception date shown in the table is that of the fund’s Investor Class shares. The inception date of the fund’s Class Y shares is October 3, 2008.

[4]	The Standard & Poor’s 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Standard & Poor’s 500 Utilities Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Utility Funds Index (which may or may not include the fund) is included for comparison to a peer group.

[5]	The Standard & Poor’s 500 Utilities Index is an unmanaged index considered representative of the utilities market.

[6]	The Lipper Utility Funds Index is an equally weighted representation of the largest funds in the Lipper Utility Funds category. These funds invest primarily in equity securities of domestic and foreign companies providing utilities.”

Prospectus Supplement dated November 30, 2009
The purpose of this mailing is to provide you with changes to the current Prospectus for the Institutional Class shares of the Funds listed below:

AIM Energy Fund	AIM Utilities Fund
AIM Technology Fund
Effective December 1, 2009, the following information replaces in its entirety the information appearing under the heading “Performance Information — Performance Table — Utilities — Institutional Class” on page 4 of the prospectus:
“Average Annual Total Returns

				Since	Inception
(for the periods ended December 31, 2008)	1 Year	5 Years	10 Years	Inception[1]	Date

Utilities—Institutional Class					10/25/05
Return Before Taxes	(32.28)%	—	—	1.46%
Return After Taxes on Distributions	(32.56)	—	—	1.09
Return After Taxes on Distributions and Sale of Fund Shares	(20.51)	—	—	1.33

S&P 500® Index[2]	(36.99)	—	—	(6.84)	10/31/05	[6]
S&P 500 Utilities Index[11,12]	(28.98)	—	—	1.09	10/31/05	[6]
Lipper Utility Funds Index[11,13]	(32.54)	—	—	0.62	10/31/05[6]”
The following information replaces in its entirety the information appearing in footnote 11. In addition, footnote 11 is hereby renumbered as footnote 13 and new footnotes 11 and 12 are added under the heading “Performance Information — Performance Table” on page 4 of the prospectus:

“11	The fund has also included Standard & Poor’s 500 Utilities Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Utility Funds Index (which may or may not include the fund) is included for comparison to a peer group.

[12]	The Standard & Poor’s 500 Utilities Index is an unmanaged index considered representative of the utilities market.

[13]	The Lipper Utility Funds Index is an equally weighted representation of the largest funds in the Lipper Utility Funds category. These funds invest primarily in equity securities of domestic and foreign companies providing utilities.”